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                             GREEN CENTURY FUNDS

                       SUPPLEMENT DATED OCTOBER 22, 1997
                    TO PROSPECTUS DATED SEPTEMBER 11, 1995
                      (AS SUPPLEMENTED OCTOBER 3, 1997)

1.  RESTRUCTURING OF THE MANAGEMENT AGREEMENTS OF THE DOMINI SOCIAL INDEX
PORTFOLIO

The Green Century Equity Fund (the "Equity Fund") invests substantially all of the Fund's investable assets in the Domini Social Index Portfolio (the "Index Portfolio"). The Board of Trustees and investors of the Index Portfolio approved a restructuring of the management of the Index Portfolio effective October 22, 1997 (the "Restructuring"). The changes effect management arrangements of the Equity Fund. There are no changes in the management of the Green Century Balanced Fund or in the management fees paid by either Fund.

INVESTMENT MANAGER. Pursuant to the Restructuring, the Index Portfolio has entered into a management agreement (the "Management Agreement") with Domini Social Investments LLC ("DSI"), 11 West 25th Street, New York, NY 10010, pursuant to which effective October 22, 1997 DSI provides to the Index Portfolio investment supervisory services, overall operational support and administrative services. The services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, DSI receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) exceed, on an annual basis, 0.20% of the average daily net assets of the Index Portfolio.

DSI was organized as a Massachusetts limited liability company in April 1997 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in June 1997. It was formed by principals of Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the former investment adviser for the Index Portfolio, and other investment company and marketing professionals. DSI has no prior experience in managing or advising a mutual fund.

The entering into of the Management Agreement and the Submanagement Agreement (discussed below), and the termination of certain agreements, were part of a restructuring by the Index Portfolio which was designed to provide a more centralized management structure for the Index Portfolio. Because of the expense payment arrangements between the Equity Fund and Green Century Capital Management, Inc. ("Green Century Capital Management"), the administrator (the "Administrator") of the Equity Fund, the changes in the management of the Index Portfolio and the potential increase in the expenses to be incurred by the Index Portfolio(includiing the Equity Fund's pro rata portion of the expenses of the Index Portfolio) will not have any impact on the total expenses of the Equity Fund to be borne by Equity Fund shareholders. The following replaces the Expense Table as it relates to the Equity Fund in the section "FEE INFORMATION" of the Prospectus, as supplemented and should be read in conjunction with the other information in that section:


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                          GREEN CENTURY EQUITY FUND



Annual Operating Expenses*

    Advisory and Management Fees**...................0.20%
    Rule 12b-1 (Distribution) Fees...................0.00%
    Other Expenses
        Administrative Services Fees.................1.30%
        Expense Payment and Sponsorship Fees.........0.00%
                                                     -----
    Total Operating Expenses.........................1.50%


*The Annual Operating Expenses for the Equity Fund, which summarize the charges of the Equity Fund and the Index Portfolio, have been restated to reflect fees currently in effect. Green Century Capital Management, Inc.("Green Century Capital Management"), the administrator (the "Administrator") of the Equity Fund, has agreed to pay the total operating expenses of the Equity Fund, excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses, which exceed 1.50% of the Equity Fund's average net assets.

**Under the Management Agreement between the Index Portfolio and DSI, DSI's fee for advisory and administrative services to the Index Portfolio is 0.20% of the average daily net assets of the Index Portfolio but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio, through October 22, 1998. If this fee reduction were not in effect, advisory and management fees for the Index Portfolio would be 0.20% of the average daily net assets of the Index Portfolio.

SUBMANAGEMENT AGREEMENT. Also pursuant to the Restructuring, DSI has entered into a submanagement agreement (the "Submanagement Agreement") with Mellon Equity Associates ("Mellon Equity") effective October 22, 1997. Pursuant to the Submanagement Agreement, Mellon Equity will continue to manage the investments of the Index Portfolio on a day-to-day basis. Mellon Equity does not determine the composition of the Domini Social Index, DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio.

GENERAL. The Index Portfolio's Investment Advisory Agreement and Sponsorship Agreement with KLD, its Investment Managment Agreement with Mellon Equity, and KLD's Administrative Services Agreement and Letter Agreement regarding expense payments with Signature Broker-Dealer Services, Inc. have been terminated in connection with the Restructuring. See "ORGANIZATION AND MANAGEMENT" in the Prospectus and "INVESTMENT ADVISERS" in the Statement of Additional
Information for a description of these agreements. KLD continues to determine and monitor the composition of the Domini 400 Social Index (which determines the composition of the Index Portfolio's securities), and provides other services relating to socially responsible investments. DSI is licensed to use the Index. See "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS-The
Green Century Equity Fund Investment Objectives" in the Prospectus. Except as noted above the other service providers for the Equity Fund as discussed in the Prospectus, as supplemented, remain the same.

2.  CHANGES IN THE GREEN CENTURY BOARD OF TRUSTEES

Effective October 10, 1997, Ms. Mindy S. Lubber resigned as the President and as a Trustee of the Green Century Funds. The Board of Trustees appointed Douglas M. Husid, a trustee of the Green Century Funds since inception, to serve as President of Green Century Funds effective October 10, 1997. The Board determined not to fill the vacancy in the Board which was created by the resignation of Ms. Lubber.